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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 RiboGene, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


California (prior to reincorporation)
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Delaware (after reincorporation)                              94-309514
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(State of Incorporation or Organization)                       (I.R.S. Employer
                                                             Identification no.)

    26118 Research Road, Hayward, CA                          94545
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(Address of principal executive offices)                             (Zip code)


If this form relates to the registration of a class securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General
Instruction A.(c), check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction
A.(d), check the following box. [X]

Securities Act registration statement number to which this form relates: 333-38781
                  (if applicable)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in Amendment No. 3 to the Registrant's Form S-1 Registration Statement, No. 333-38781, filed with the Securities and Exchange Commission (the "Commission") on January 7, 1998 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

        EXHIBIT
        NUMBER                      DESCRIPTION

         1.           Amended and Restated Articles of Incorporation of the Registrant.(1)
         2.           Bylaws of the Registrant.(1)
         3.           Form of Certificate of Incorporation of the Registrant to be effective upon reincorporation in Delaware.(1)
         4.           Form of Bylaws of the Registrant to be effective upon reincorporation in
                      Delaware.(1)
         5.           Form of Restated Certificate of Incorporation of the Registrant, to be filed after completion of this offering.(1)
         6.           Specimen Stock Certificate.(1)
         7.           Section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in Amendment No. 3 to the Registrant's Form S-1 Registration
                      Statement, No. 333-38781, filed with the Securities and Exchange Commission on
                      January 7, 1998.

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(1)   Filed with the Securities and Exchange Commission as an exhibit to
      Registrant's Form S-1 Registration Statement, No. 333-38781, and incorporated herein by reference.

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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            RIBOGENE, INC.
                                            (Registrant)




Date:  January 7, 1998                      By:  /s/ Timothy E. Morris
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                                                     Timothy E. Morris
                                                     Chief Financial Officer